Household Home Equity Loan Trust 1999-1

Distribution Number	42
Beginning Date of Accrual Period	04/01/03
End Date of Accrual Period	04/30/03
Distribution Date	05/20/03
Previous Distribution Date	04/21/03

Funds Disbursement
Available Funds for Distribution	8,547,800.89
Principal Collections	7,044,968.71
Interest Collections	1,502,832.18

Distribution of Interest Collections
Servicing Fee	77,624.17
Extra Principal Distribution Amount	-
Interest Paid	949,949.07
To Class R	475,258.94

Distribution of Principal Collections
Principal Paid to Certificates	5,995,473.02
Overcollateralization Release Amount	1,049,495.69

Balance Reconciliation

Begin Principal Balance	186,298,009.27
Adjustments	0.00
Principal Collections (including repurchases)	(7,044,968.71)
Charge off Amount	(356,849.83)
End Principal Balance	178,896,190.73

Collateral Performance
Cash Yield (% of beginning balance)	9.68%
Charge off Amount (% of beginning balance)	2.30%
Net Yield	7.38%

Delinquent Loans (contractual)
30-59 days principal balance of loan	7,331,569.54
30-59 days number of loans	109
60-89 days principal balance of loan	982,088.16
60-89 days number of loans	17
90+ days number of loans	100
90+ days principal balance of loan	6,367,090.47

Number of Loans that went into REO	7
Principal Balance of Loans that went into REO	529,323.85
Principal Balance of all REO	2,351,431.11

Overcollateralization Reconcilliation
Begin OC Amount	35,396,621.76
Target OC Amount	33,990,276.24
OC Deficiency	-
OC Release Amount	1,049,495.69
End OC Amount	33,990,276.24

Loan Repurchase Detail
Number Purchased for pursuant to 2.02
Principal Balance Purchasesed pursant to 2.02

Other
Stepdown	Yes
Trigger Event	No
Event of Default	No

Class A-1 Noteholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	-
2. Principal Distribution per $1,000	-
3. Interest Distribution per $1,000	-

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 related Note Rate	6.83%
2. Accrual Convention	30/360

3. Class A-1 Principal Balance, BOP	-
4. Class A-1 Interest Carryover Shortfall, BOP	-

5. Class A-1 Interest Due	-
6. Class A-1 Interest Paid	-
7. Class A-1 unpaid Carryover Shortfall, EOP	-

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Principal Balance, BOP	-
2. Class A-1 Principal Due	-
3. Class A-1 Principal Paid	-
4. Class A-1 Principal Balance, EOP	-

5. Class A-1 Notes Balance as a % of the Total Certificate Balance, EOP
6. Class A-1 Notes Balance as a percentage of the Pool Balance, EOP

Class A-2 Noteholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	-
2. Principal Distribution per $1,000	-
3. Interest Distribution per $1,000	-

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 related Note Rate	6.95%
2. Accrual Convention	30/360

3. Class A-2 Principal Balance, BOP	-
4. Class A-2 Interest Carryover Shortfall, BOP	-

5. Class A-2 Interest Due	-
6. Class A-2 Interest Paid	-
7. Class A-2 unpaid Carryover Shortfall, EOP	-

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Principal Balance, BOP	-
2. Class A-2 Principal Due	-
3. Class A-2 Principal Paid	-
4. Class A-2 Principal Balance, EOP	-

5. Class A-2 Notes Balance as a percentage of the Total Certificate Balance
6. Class A-2 Notes Balance as a percentage of the Pool Balance, EOP

Class A-3 Noteholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	43.321426
2. Principal Distribution per $1,000	38.910017
3. Interest Distribution per $1,000	4.411409

B. Calculation of Class A-3 Interest Due & Paid
1. Class A-3 related Note Rate	7.21%
2. Accrual Convention	30/360

3. Class A-3 Principal Balance, BOP	66,079,355.28
4. Class A-3 Interest Carryover Shortfall, BOP	-

5. Class A-3 Interest Due	397,026.79
6. Class A-3 Interest Paid	397,026.79
7. Class A-3 unpaid Carryover Shortfall, EOP	-

C. Calculation of Class A-3 Principal Due & Paid
1. Class A-3 Principal Balance, BOP	66,079,355.28
2. Class A-3 Principal Due	3,501,901.57
3. Class A-3 Principal Paid	3,501,901.57
4. Class A-3 Principal Balance, EOP	62,577,453.71

5. Class A-3 Notes Balance as a percentage of the Total Certificate Balance
6. Class A-3 Notes Balance as a percentage of the Pool Balance, EOP

Class A-4 Noteholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	22.323679
2. Principal Distribution per $1,000	16.708644
3. Interest Distribution per $1,000	5.615035

B. Calculation of Class A-4 Interest Due & Paid
1. Class A-4 related Note Rate	7.21%
2. Accrual Convention	30/360

3. Class A-4 Principal Balance, BOP	40,110,510.00
4. Class A-4 Interest Carryover Shortfall, BOP	-

5. Class A-4 Interest Due	240,997.31
6. Class A-4 Interest Paid	240,997.31
7. Class A-4 unpaid Carryover Shortfall, EOP	-

C. Calculation of Class A-4 Principal Due & Paid
1. Class A-4 Principal Balance, BOP	40,110,510.00
2. Class A-4 Principal Due	717,135.00
3. Class A-4 Principal Paid	717,135.00
4. Class A-4 Principal Balance, EOP	39,393,375.00

5. Class A-4 Notes Balance as a percentage of the Total Certificate Balance
6. Class A-4 Notes Balance as a percentage of the Pool Balance, EOP

Class M-1 Noteholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	27.876301
2. Principal Distribution per $1,000	23.943998
3. Interest Distribution per $1,000	3.932303

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 related Note Rate	7.83%
2. Accrual Convention	30/360

3. Class M-1 Principal Balance, BOP	21,424,271.07
4. Class M-1 Interest Carryover Shortfall, BOP	-

5. Class M-1 Interest Due	139,793.37
6. Class M-1 Interest Paid	139,793.37
7. Class M-1 unpaid Carryover Shortfall, EOP	-

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Principal Balance, BOP	21,424,271.07
2. Class M-1 Principal Due	851,209.13
3. Class M-1 Principal Paid	851,209.13
4. Class M-1 Principal Balance, EOP	20,573,061.94

5. Class M-1 Notes Balance as a percentage of the Total Certificate Balance
6. Class M-1 Notes Balance as a percentage of the Pool Balance, EOP

Class M-2 Noteholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	33.334111
2. Principal Distribution per $1,000	28.105326
3. Interest Distribution per $1,000	5.228785

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 related Note Rate	8.87%
2. Accrual Convention	30/360

3. Class M-2 Principal Balance, BOP	23,287,251.16
4. Class M-2 Interest Carryover Shortfall, BOP	-

5. Class M-2 Interest Due	172,131.60
6. Class M-2 Interest Paid	172,131.60
7. Class M-2 unpaid Carryover Shortfall, EOP	-

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Principal Balance, BOP	23,287,251.16
2. Class M-2 Principal Due	925,227.32
3. Class M-2 Principal Paid	925,227.32
4. Class M-2 Principal Balance, EOP	22,362,023.84

5. Class M-2 Notes Balance as a percentage of the Total Certificate Balance
6. Class M-2 Notes Balance as a percentage of the Pool Balance, EOP